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Exhibit 23.1

Consent of Independent Auditors

        We hereby consent to the incorporation by reference in DragonWave Inc.'s Annual Report on Form 40-F of our reports dated May 6, 2010 with respect to the consolidated financial statements of DragonWave Inc. for the years ended February 28, 2010 and February 28, 2009.

Ottawa, Canada, May 6, 2010	/s/ Ernst & Young LLP Chartered Accountants Licensed Public Accountants

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  Exhibit 23.1
Consent of Independent Auditors